UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 16, 2015
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On December 16, 2015, Raymond James Financial, Inc. (the “Company”) made available on its website at www.raymondjames.com under "Our Company, Investor Relations, Financial Reports" its Fourth Quarter Report 2015 to Shareholders (the "Report") commenting on its results for the quarter ended September 30, 2015. A copy of the Report is attached hereto as Exhibit 99.1 and incorporated by reference herein. The financial information in the Report was previously disclosed in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on November 25, 2015 and/or the earnings release for the fourth fiscal quarter of 2015, furnished under cover of a Form 8-K, filed with the SEC on October 21, 2015.

The information "furnished" herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits

(d) The following is filed as an exhibit to this report:

Exhibit No.

99.1 Fourth Quarter Report 2015 to Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date:	December 16, 2015	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Fourth Quarter Report 2015 to Shareholders